CERTIFICATIONS PURSUANT TO SECTION 906

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Funds, Inc. - Western Asset Absolute Return Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	September 2, 2009
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Frances M. Guggino, Principal Financial and Accounting Officer of Western Asset Funds, Inc. - Western Asset Absolute Return Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Frances M. Guggino	September 2, 2009
Frances M. Guggino	Date
Principal Financial and Accounting Officer

CERTIFICATIONS PURSUANT TO SECTION 906

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Funds, Inc. - Western Asset High Yield Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	September 2, 2009
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Frances M. Guggino, Principal Financial and Accounting Officer of Western Asset Funds, Inc. - Western Asset High Yield Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Frances M. Guggino	September 2, 2009
Frances M. Guggino	Date
Principal Financial and Accounting Officer

CERTIFICATIONS PURSUANT TO SECTION 906

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Funds, Inc. - Western Asset Inflation Indexed Plus Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	September 2, 2009
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Frances M. Guggino, Principal Financial and Accounting Officer of Western Asset Funds, Inc. - Western Asset Inflation Indexed Plus Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Frances M. Guggino	September 2, 2009
Frances M. Guggino	Date
Principal Financial and Accounting Officer

CERTIFICATIONS PURSUANT TO SECTION 906

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Funds, Inc. - Western Asset Intermediate Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	September 2, 2009
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Frances M. Guggino, Principal Financial and Accounting Officer of Western Asset Funds, Inc. - Western Asset Intermediate Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Frances M. Guggino	September 2, 2009
Frances M. Guggino	Date
Principal Financial and Accounting Officer

CERTIFICATIONS PURSUANT TO SECTION 906

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Funds, Inc. - Western Asset Intermediate Plus Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	September 2, 2009
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Frances M. Guggino, Principal Financial and Accounting Officer of Western Asset Funds, Inc. - Western Asset Intermediate Plus Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Frances M. Guggino	September 2, 2009
Frances M. Guggino	Date
Principal Financial and Accounting Officer

CERTIFICATIONS PURSUANT TO SECTION 906

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Funds, Inc. - Western Asset Limited Duration Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	September 2, 2009
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Frances M. Guggino, Principal Financial and Accounting Officer of Western Asset Funds, Inc. - Western Asset Limited Duration Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Frances M. Guggino	September 2, 2009
Frances M. Guggino	Date
Principal Financial and Accounting Officer

CERTIFICATIONS PURSUANT TO SECTION 906

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Funds, Inc. - Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	September 2, 2009
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Frances M. Guggino, Principal Financial and Accounting Officer of Western Asset Funds, Inc. - Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Frances M. Guggino	September 2, 2009
Frances M. Guggino	Date
Principal Financial and Accounting Officer